--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Semi-Annual Report of The Europe Fund, Inc. On June 30, 1999, the end of the period under review, the Fund's net assets totaled $193.2 million. This represents a net asset value per share of $19.20, a rise of 12.82% per annum from its initial value, after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions. This compares with a 13.64% increase in the MSCI Europe Index over the same time period. At the end of the period under review, The Europe Fund, Inc. was quoted at $17.25 per share on the New York Stock Exchange, which represents a 10.16% discount to the Fund's net asset value per share and a rise of 10.59% per annum from its initial value, assuming reinvestment of dividends and distributions.

  We also enclose an economic review, a market review and European market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

        /s/ Anthony M. Solomon                 /s/ Stephen M. M. Miller
          Anthony M. Solomon                     Stephen M. M. Miller
        Chairman of the Board                         President

ECONOMIC REVIEW

  Euro weakness persisted in the second quarter. While US economic growth continued to be strong, European economic growth failed to surprise on the upside. Meanwhile the Federal Reserve Board (the "Fed") indicated a tighter monetary stance. The Fed subsequently increased interest rates at the end of the quarter but a more neutral stance was indicated. The European Central Bank (ECB) cut interest rates, as did the Bank of England. Euro/dollar interest rate differentials widened. The prospect of higher interest rates in the US and weakness in the US bond market had a negative influence on European bond markets. Euro weakness was exacerbated by concerns about Italy's inability to achieve the public sector deficit target set for this year, and by president elect of the European Union Commission's comments about the viability of Italy continuing to participate in the monetary union.

  European economic growth statistics gave some mixed signals: steady if unspectacular growth continued in most countries with the notable exceptions of Germany and Italy, although there was limited evidence that business and consumer confidence was picking up from depressed levels. The latest German Institut Fur Wirtschaftforschung business survey showed a slight improvement. Inflationary pressure remained absent, and with unemployment in the Eurozone of 10.5% showing little improvement, wage pressure is unlikely to drive prices up. Spanish unemployment, however, continued to improve from high levels and reached a 20-year low. The German budget was well received. This provides for 30 billion Deutsche Marks of spending cuts in 2000, which would bring the public sector deficit down to 2% of gross domestic product.

MARKET REVIEW

  European stock markets rose 3.2% in local currency terms over the second quarter. The period saw a high level of market volatility. Markets fell during May against a background of rising bond yields and the tighter monetary stance indicated by the Fed. Confidence returned during June and with flat US inflation, supporting the Fed's indication of a more neutral stance at the end of the month, the markets finished the quarter on an upbeat note.

  The quarter also saw a high level of sector rotation. Cyclical industry groups, such as Basic Materials and Capital Equipment, outperformed and the Energy sector performed well with a strong recovery in oil prices. The best-performing sectors were Electricals and Chemicals. With the markets focusing increasingly on cyclicals, consumer goods stocks underperformed. Among the worst-performing sectors were Healthcare and Insurance. The Insurance sector was particularly affected by weakness in the bond markets.

  The best-performing markets were Sweden and Finland, driven by strong performances by ABB and Nokia Oyj. The worst-performing markets were peripheral markets such as Ireland and Portugal. The Italian market was also sharply lower over the period.

  Corporate activity continued to underpin markets although both the first and second quarters of 1999 have been well below the exceptional levels seen in the fourth quarter of 1998. The quarter saw Olivetti finally gaining control of Telecom Italia as shareholders backed this option in preference to a merger with Deutsche Telekom. There was no resolution of the corporate battle in the French banking sector, with Societe Generale bidding for Compagnie Financiere de Paribas and BNP subsequently bidding for both banks. Since the quarter-end Total Fina has launched a bid for Elf Aquitaine, then followed by a counterbid by the latter for its aggressor.

  There were a number of other corporate deals announced. GEC bid $4.5 billion for Fore Systems. Air Liquide bid for BOC and both of the French water companies made acquisitions: Vivendi is to buy Pathe while Suez Lyonnaise announced the acquisition of Nalco, a water treatment chemicals company. Banca Intesa bid for 70% of BCI in Italy.

  Strong performances were seen by stocks with sensitivity to either the Asian economies, such as Standard Chartered, or global economic growth. Restructuring stories, such as Siemens and Philips, also performed well. Philips in particular benefited from an improvement in the outlook for semi-conductors.

PORTFOLIO ACTIVITY

  We added to our position in Sidel, following a breakthrough by the company in PET plastic beer bottles. In May we reduced our Pharmaceutical weighting. We believe that expirations of patents look set to constrain the sustainable growth rate of European pharmaceutical companies. We also increased our holdings in Electricals and in July 1999 purchased ABB. This is a cyclical sector in which the larger players exercise a degree of pricing power. June saw the conclusion of the Olivetti bid for Telecom Italia. As this was partly for bonds and cash we have added further to our other telecom holdings. We continued to establish positions in a number of smaller companies in the nascent but fast expanding Technology sector.

EUROPEAN MARKET OUTLOOK

  Although the Euro may now stabilize, it is unlikely to recover without evidence of improved communication between the ECB, the Commission and Finance Ministers. Further evidence that lower interest rates are feeding through to a recovery in economic activity in Europe would also support the Euro.

  Reported earnings have been in line with expectations so far this year. The outlook may now improve if there is further evidence of recovery in the weaker economies. Recovery in the emerging markets should also have a positive impact.

  Corporate activity should continue to underpin the markets, even though this may slow ahead of Y2K. In the longer term, we expect the markets to be supported by the emerging European equity culture and increasing management focus on shareholder value.

PORTFOLIO SUMMARY

  The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total market value at June 30, 1999 are outlined below:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FUND
Finland                                                      1.4%
France                                                      19.7%
Germany                                                     12.5%
Greece                                                       1.5%
Ireland                                                      1.0%
Italy                                                       11.4%
Netherlands                                                  7.3%
Norway                                                       0.9%
Spain                                                        4.1%
Sweden                                                       2.0%
Switzerland                                                 10.5%
United Kingdom                                              27.7%
MSCI
Finland                                                      2.7%
France                                                      13.9%
Germany                                                     14.2%
Ireland                                                      0.6%
Italy                                                        6.3%
Netherlands                                                  8.1%
Norway                                                       0.6%
Spain                                                        4.3%
Sweden                                                       3.3%
Switzerland                                                  9.8%
United Kingdom                                              32.1%
Other*                                                       4.1%
*Countries include Austria, Belgium, Denmark and
Portugal.

  The Fund's ten largest equity holdings expressed as a percentage of total net assets at June 30, 1999 were:

Siemens............................         2.6%
Shell Transport & Trading..........         2.5
Banco Bilbao Vizcaya...............         2.4
GKN (Ordinary).....................         2.2
Total Fina.........................         2.0
ING Groep..........................         2.0
Accor..............................         2.0
Roche Holdings (Bearer)............         1.9
Amvescap (Ordinary)................         1.8
Vivendi............................         1.8
                                            ---
                                           21.2%
                                            ---
                                            ---

  The Fund's sector weightings (some of which may include several industries) expressed as a percentage of net assets at June 30, 1999 were:

Services...........................        35.3%
Finance............................        21.1
Consumer Goods.....................        18.2
Capital Equipment..................        11.8
Energy.............................         7.9
Materials..........................         3.0
Cash...............................         3.7
Other Liabilities in Excess of
 Assets............................        (1.0)
                                          -----
                                          100.0%
                                          -----
                                          -----

YEAR 2000 COMPLIANCE DISCLOSURE

  Many computer systems and other electronically controlled equipment used by companies and other business organizations throughout the world express dates using only the last two digits of the year, and thus will require modification or replacement to accommodate the Year 2000 and beyond in order to avoid malfunctions and consequential widespread commercial disruption.

  The Fund could be adversely affected if the computer systems and equipment used by its service providers or the companies in which it invests, or other organizations with which any of them deal, do not properly address this problem before January 1, 2000. The strategy of the Investment Manager and the Investment Adviser is to take steps that they believe are reasonably designed to address that the computer systems and equipment they use are adequate to deal with Year 2000 issues and to seek the same of their suppliers and the Fund's other service providers. As of the date of this writing, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

----------------------------------------------
THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 1999 (UNAUDITED)

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
COMMON STOCKS--94.8%
                  FINLAND--1.4%
        20,000    Nokia Oyj (Series A).......................  $   1,753,890
                  --Electrical & Electronics
        40,000    Sonera Group Oyj...........................        874,882
                  --Telecommunications
                                                               -------------
                                                                   2,628,772
                                                               -------------
                  FRANCE--19.1%
        15,000    Accor......................................      3,768,284
                  --Leisure & Tourism
        31,488    Aerospatiale Matra.........................        726,066
                  --Airlines
        12,500    AXA........................................      1,525,626
                  --Insurance
        20,000    Compagnie Financiere de Paribas............      2,242,916
                  --Banks & Finance
         9,000    Elf Aquitaine..............................      1,321,298
                  --Energy Sources
        10,000    Etablissements Economiques du Casino
                    Guichard- Perrachen......................        876,945
                  --Merchandising
         7,500    Guilbert...................................      1,044,596
                  --Merchandising
         2,442    Hachette Filipacchi Medias.................        568,127
                  --Broadcasting & Publishing
         4,000    LVMH.......................................      1,171,598
                  --Beverages & Tobacco
         4,000    +LVMH rights(a)............................        116,995
                  --Beverages & Tobacco
        35,000    +Marionnaud Parfumeriers...................      1,870,472
                  --Merchandising
        60,000    +Naf Naf...................................        597,354
                  --Textiles & Apparel
        20,000    Pinault Printemps Redoute..................      3,433,498
                  --Merchandising
         9,000    PSA Peugeot Citroen........................      1,420,651
                  --Automobiles
        25,000    Sidel......................................      3,040,936
                  --Machinery & Engineering
         7,500    Societe Generale...........................      1,322,381
                  --Banking
        50,000    Societe Generale d'Entreprises.............      2,424,495
                  --Construction & Housing
        30,000    Total Fina.................................      3,871,970
                  --Energy Sources

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
        25,000    Valeo......................................  $   2,063,400
                  --Automobiles
        43,817    Vivendi....................................      3,550,931
                  --Business & Public Services
                                                               -------------
                                                                  36,958,539
                                                               -------------
                  GERMANY--9.6%
        10,000    Allianz....................................      2,775,273
                  --Insurance
        55,000    Bayer......................................      2,292,437
                  --Chemicals
        25,125    DaimlerChrysler............................      2,177,403
                  --Automobiles
        32,500    Metro......................................      2,018,521
                  --Merchandising
        65,000    Siemens....................................      5,016,125
                  --Electrical & Electronics
        40,000    Software...................................      1,279,308
                  --Software Applications
        25,000    VEBA.......................................      1,470,172
                  --Utilities--Electric & Gas
        25,000    Volkswagen.................................      1,601,714
                  --Automobiles
                                                               -------------
                                                                  18,630,953
                                                               -------------
                  GREECE--1.5%
       120,000    +Panafon Hellenic Telecom SA...............      2,894,620
                  --Telecommunications
                                                               -------------
                                                                   2,894,620
                                                               -------------
                  IRELAND--1.0%
       110,000    Bank of Ireland............................      1,849,838
                  --Banking
                                                               -------------
                                                                   1,849,838
                                                               -------------
                  ITALY--11.1%
       500,000    Banca Intesa...............................      2,403,861
                  --Banking
        50,000    Banca Popolare di Brescia..................      2,143,357
                  --Banking
        17,088    Gucci Group (NY Registered)................      1,196,160
                  --Consumer Goods
        56,000    Industrie Natuzzi (ADR)....................      1,088,500
                  --Appliances & Household Durables
       270,000    La Rinascente..............................      2,044,623
                  --Merchandising
        90,000    Luxottica Group (ADR)......................      1,400,625
                  --Health & Personal Care

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
       120,000    Mondadori Arnoldo Editore..................  $   2,079,907
                  --Broadcasting & Publishing
       981,460    Seat Pagine Gialle.........................      1,341,658
                  --Publishing
       740,000    Tecnost....................................      1,824,665
                  --Computers
       360,000    Telecom Italia (Savings)...................      1,953,627
                  --Telecommunications
       600,000    Telecom Italia Mobile......................      2,209,901
                  --Telecommunications
       400,000    Unicredito Italiano........................      1,758,017
                  --Banking
                                                               -------------
                                                                  21,444,901
                                                               -------------
                  NETHERLANDS--7.1%
        22,500    Akzo Nobel.................................        947,101
                  --Chemicals
        20,000    +Equant....................................      1,844,680
                  --Data Processing & Reproduction
        70,000    ING Groep..................................      3,791,498
                  --Insurance
        60,000    Numico.....................................      2,126,334
                  --Food & Household Products
        26,785    Unilever...................................      1,805,887
                  --Food & Household Products
        80,000    Wolters Kluwer.............................      3,185,890
                  --Broadcasting & Publishing
                                                               -------------
                                                                  13,701,390
                                                               -------------
                  NORWAY--0.9%
        50,000    Ekornes....................................        384,395
                  --Appliances & Household Durables
       400,000    NCL Holdings...............................      1,336,807
                  --Leisure & Tourism
                                                               -------------
                                                                   1,721,202
                                                               -------------
                  SPAIN--4.0%
            17    +A.B. Capital Fund*........................         28,155
                  --Business & Public Services
       325,000    Banco Bilbao Vizcaya.......................      4,697,588
                  --Banking
        50,000    Endesa.....................................      1,067,294
                  --Utilities--Electric & Gas
       100,000    Telefonica Publicidad e Informacion........      1,996,340
                  --Publishing
                                                               -------------
                                                                   7,789,377
                                                               -------------
                  SWEDEN--1.9%
        80,000    Electrolux (Series B)......................      1,679,840
                  --Appliances & Household Durables
----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
        73,438    +Pricer (Series B).........................  $      55,445
                  --Electrical & Electronics
       130,000    Securitas (Series B).......................      1,947,623
                  --Business & Public Services
                                                               -------------
                                                                   3,682,908
                                                               -------------
                  SWITZERLAND--10.2%
         6,000    Adecco.....................................      3,217,666
                  --Business & Public Services
        10,000    Credit Suisse Group........................      1,731,797
                  --Banking
           600    Kuoni Reisen Holdings......................      2,315,715
                  --Leisure & Tourism
         2,200    Novartis (Registered)......................      3,215,090
                  --Health & Personal Care
           350    Roche Holdings (Bearer)....................      3,600,721
                  --Health & Personal Care
         6,000    +Swisscom..................................      2,259,705
                  --Telecommunications
         1,500    The Swatch Group (Bearer)..................      1,010,107
                  --Consumer Goods
         8,000    UBS (Registered)...........................      2,389,751
                  --Banking
                                                               -------------
                                                                  19,740,552
                                                               -------------
                  UNITED KINGDOM--27.0%
       400,000    Amvescap (Ordinary)........................      3,562,890
                  --Financial Services
       170,000    BAA (Ordinary).............................      1,634,830
                  --Business & Public Services
        50,000    Barclays (Ordinary)........................      1,455,110
                  --Banking
       200,000    Boots (Ordinary)...........................      2,375,786
                  --Merchandising
       150,000    BP Amoco (Ordinary)........................      2,688,721
                  --Energy Sources
       110,000    Carlton Communications.....................        912,163
                  --Communications
       100,000    Compass (Ordinary).........................        991,619
                  --Business & Public Services
       220,000    Diageo (Ordinary)..........................      2,312,593
                  --Beverages & Tobacco
       250,000    GKN (Ordinary).............................      4,268,374
                  --Machinery & Engineering
        70,000    Glaxo Wellcome (Ordinary)..................      1,945,559
                  --Health & Personal Care
       500,000    Halma (Ordinary)...........................        835,545
                  --Machinery & Engineering
       300,000    Hays (Ordinary)............................      3,135,658
                  --Business & Public Services
        70,000    HSBC Holdings (Ordinary)...................      2,479,677
                  --Banking
       200,000    Lloyds TSB (Ordinary)......................      2,711,580
                  --Banking

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
       100,000    Marks & Spencer (Ordinary).................  $     580,940
                  --Merchandising
       200,000    NXT (Ordinary).............................      1,466,145
                  --Electrical & Electronics
       200,000    Peninsular & Oriental Steam Navigation.....      3,003,232
                  --Transportation--Shipping
       150,000    Serco Group (Ordinary).....................      3,381,592
                  --Business & Public Services
       650,000    Shell Transport & Trading (Registered).....      4,875,129
                  --Oil & Related
       175,000    SmithKline Beecham (Ordinary)..............      2,274,692
                  --Health & Personal Care
     1,000,000    Thomson Travel (Ordinary)..................      2,167,688
                  --Leisure & Tourism
       140,000    United News & Media (Ordinary).............      1,346,331
                  --Broadcasting & Publishing
       220,000    Wolseley (Ordinary)........................      1,661,316
                  --Building Materials & Components
                                                               -------------
                                                                  52,067,170
                                                               -------------
                  Total Common Stocks
                    (cost--$148,216,054).....................  $ 183,110,222
                                                               -------------
----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------

PREFERRED STOCKS--2.5%
                  GERMANY--2.5%
        14,000    Henkel (Non-Voting)........................        956,180
                  --Chemicals
         4,000    Marschollek, Lautenschlaeger Und Partner
                    (Non-Voting).............................      1,906,582
                  --Financial Services
        20,000    Rhoen-Klinikum (Non-Voting)................      1,960,230
                  --Health & Personal Care
                                                               -------------
                  Total Preferred Stocks
                    (cost--$2,872,796).......................      4,822,992
                                                               -------------
                  Total Investments--97.3%
                    (cost--$151,088,850)(b)..................    187,933,214
                  Unrealized Appreciation on Foreign Currency
                    Exchange Contracts--0.0%(c)..............          5,220
                  Other Assets in Excess of
                    Liabilities--2.7%........................      5,289,266
                                                               -------------
                  Net Assets--100.0%.........................  $ 193,227,700
                                                               -------------
                                                               -------------

------------------------------

 +  Non-income producing security.

ADR American Depositary Receipt.

* Investment in restricted security with an aggregate value of $28,155, representing 0.01% of net assets at June 30, 1999. The investment was acquired on October 22, 1990 and September 5, 1991 and has an adjusted basis of $334,461.

(a) Rights entitlement of 1 LVMH common share for every 10 rights exercised. There is no cost to exercise. Ability to exercise rights expires on September 21, 1999.

(b) The United States Federal income tax basis of the Fund's investments at June 30, 1999 was $151,088,850 and, accordingly, net unrealized appreciation for United States Federal income tax purposes was $36,844,364 (gross unrealized appreciation--$42,702,112; gross unrealized depreciation--$5,857,748).

(c) Foreign currency exchange contracts entered into to hedge purchase and sale commitments as of June 30, 1999 were as follows:

--------------------------------------------------------------------------
        Sales
                           In                                    Net
    Contracts to        Exchange   Settlement                 Unrealized
       Deliver            For         Date        Value      Appreciation
--------------------------------------------------------------------------
EUR         1,527,855  $1,581,330   7/01/99     $1,576,288      $5,042
GBP             9,207      14,556   7/01/99         14,515          41
EUR           457,581     472,223   7/02/99        472,086         137
                                                                ------
Total                                                           $5,220
                                                                ------
                                                                ------
--------------------------------------------------------------------------

EUR    Euro
GBP    British Pound

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $151,088,850) (Note 1)..........  $ 187,933,214
Domestic cash...............................................      5,289,175
Foreign cash (Note 1).......................................      1,868,390
Receivable for securities sold..............................      2,051,621
Withholding tax refunds receivable..........................        409,084
Dividends receivable........................................        209,569
Interest receivable.........................................          6,365
Net unrealized appreciation on foreign currency exchange
 contracts..................................................          5,220
Prepaid expenses............................................          4,669
                                                              ---------------
      Total assets..........................................    197,777,307
                                                              ---------------
LIABILITIES
Payable for securities purchased............................      4,202,475
Investment management fee payable (Note 2)..................        121,529
Administration fee payable (Note 2).........................         40,510
Accrued expenses and other liabilities......................        185,093
                                                              ---------------
      Total liabilities.....................................      4,549,607
                                                              ---------------

NET ASSETS..................................................  $ 193,227,700
                                                              ---------------
                                                              ---------------
Net Assets consist of:
  Common Stock, $.001 par value (Authorized 100,000,000
   shares) (Note 4).........................................  $      10,066
  Paid-in surplus...........................................    129,454,057
  Accumulated undistributed net investment income...........      1,056,963
  Accumulated undistributed net realized gain on
   investments..............................................     25,898,441
  Net unrealized appreciation on investments and foreign
   currency related transactions............................     36,808,173
                                                              ---------------
  Net Assets................................................  $ 193,227,700
                                                              ---------------
                                                              ---------------
Net Asset Value per share
 ($193,227,700/10,066,319 shares of common stock issued and
 outstanding)...............................................         $19.20
                                                                    -------
                                                                    -------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Dividends.......................................                   $     2,415,403
  Interest........................................                            69,893
                                                                     ---------------
                                                                           2,485,296
  Less: Withholding tax on foreign source
   dividends......................................                           327,736
                                                                     ---------------
      Total income................................                         2,157,560
                                                                     ---------------
Expenses
  Investment management fee (Note 2)..............                           733,907
  Administration fee (Note 2).....................                           244,635
  Directors' fees and expenses....................                            78,450
  Custodian fees..................................                            67,198
  Shareholder servicing fees......................                            44,262
  Legal fees......................................                            35,562
  Audit fees......................................                            23,555
  Reports to shareholders.........................                            17,519
  NYSE listing fee................................                            12,031
  Insurance expense...............................                             5,175
  Miscellaneous...................................                            10,320
                                                                     ---------------
      Total expenses..............................                         1,272,614
                                                                     ---------------
Net investment income.............................                           884,946
                                                                     ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  RELATED TRANSACTIONS

Net realized gain from:
  Investments--net................................  $   11,407,826
  Foreign currency related transactions...........           4,610       11,412,436
                                                    --------------
Change in unrealized appreciation on:
  Investments--net................................     (15,499,525)
  Foreign currency related transactions...........         (49,800)     (15,549,325)
                                                    --------------   --------------
Net realized and unrealized loss on investments
 and foreign currency related transactions........                       (4,136,889)
                                                                     --------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS........................................                   $   (3,251,943)
                                                                     --------------
                                                                     --------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE
                                                                 SIX MONTHS
                                                                   ENDED         FOR THE
                                                                  JUNE 30,      YEAR ENDED
                                                                    1999       DECEMBER 31,
                                                                (UNAUDITED)        1998
                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income.......................................  $    884,946   $  1,426,725
  Net realized gain on investments and foreign currency
   related transactions.......................................    11,412,436     42,061,453
  Change in unrealized appreciation (depreciation) on
   investments and foreign currency related transactions......   (15,549,325)    (3,246,774)
                                                                ------------   ------------
Net increase (decrease) in net assets resulting from
 operations...................................................    (3,251,943)    40,241,404
                                                                ------------   ------------
Dividends and distributions to shareholders from:
  Net investment income ($0 and $0.130172 per share,
   respectively)..............................................       --          (1,310,353)
  Net realized gain on investments and foreign currency
   related transactions ($0 and $3.360266 per share,
   respectively) (Note 1).....................................       --         (33,825,510)
                                                                ------------   ------------
Net decrease in net assets resulting from dividends and
 distributions................................................       --         (35,135,863)
                                                                ------------   ------------
Total increase (decrease).....................................    (3,251,943)     5,105,541
                                                                ------------   ------------
NET ASSETS
  Beginning of period.........................................   196,479,643    191,374,102
                                                                ------------   ------------
  End of period (including accumulated undistributed net
   investment income of $1,056,963 and $172,017,
   respectively)..............................................  $193,227,700   $196,479,643
                                                                ------------   ------------
                                                                ------------   ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios have been derived from information provided in the financial statements:

                                                FOR THE                        FOR THE YEAR ENDED
                                            SIX MONTHS ENDED                      DECEMBER 31,
                                             JUNE 30, 1999    -----------------------------------------------------
                                              (UNAUDITED)       1998       1997       1996       1995       1994
                                            ----------------  ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period......     $    19.52     $   19.01  $   18.18  $   14.32  $   12.56  $   12.74
                                            ----------------  ---------  ---------  ---------  ---------  ---------
Operations:
  Net investment income*..................           0.09          0.14       0.15       0.12       0.14       0.12
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   related transactions...................          (0.41)         3.86       3.20       4.80       2.50       0.66
                                            ----------------  ---------  ---------  ---------  ---------  ---------
Total from operations.....................          (0.32)         4.00       3.35       4.92       2.64       0.78
                                            ----------------  ---------  ---------  ---------  ---------  ---------
Dividends and distributions to
 shareholders from:
  Net investment income**.................         --             (0.13)     (0.14)     (0.16)     (0.10)     (0.15)
  Net realized gain on investments........         --             (3.36)     (2.38)     (0.90)     (0.78)     (0.81)
                                            ----------------  ---------  ---------  ---------  ---------  ---------
    Total dividends and distributions.....         --             (3.49)     (2.52)     (1.06)     (0.88)     (0.96)
                                            ----------------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period............     $    19.20     $   19.52  $   19.01  $   18.18  $   14.32  $   12.56
                                            ----------------  ---------  ---------  ---------  ---------  ---------
                                            ----------------  ---------  ---------  ---------  ---------  ---------
Per share market value, end of period.....     $    17.25     $   18.56  $   17.06  $   16.13  $   12.75  $   10.75
                                            ----------------  ---------  ---------  ---------  ---------  ---------
                                            ----------------  ---------  ---------  ---------  ---------  ---------
Total investment return, market value+....          (7.07)%       27.84%     21.00%     34.78%     26.26%    (10.21)%
Net assets at end of period (000
 omitted).................................  $     193,228     $ 196,480  $ 191,374  $ 182,963  $ 144,190  $ 126,431
Ratio of expenses to average weekly net
 assets...................................           1.31%         1.27%      1.26%      1.42%      1.42%      1.42%
Ratio of net investment income to average
 weekly net assets........................           0.91%***      0.65%      0.77%      0.74%      1.01%      0.90%
Portfolio turnover rate...................             24%***        54%        39%        48%        52%        68%

--------------------------
  *  Based on average shares outstanding during the period.

 ** Net realized gains (losses) on foreign currency related transactions, if any, are included with and distributed as net investment income in accordance with provisions of the Internal Revenue Code.

***  Annualized.

  + Total investment return, market value, is based on the change in market price of a share during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's distribution reinvestment and cash purchase plan. Total investment return for periods of less than one full year are not annualized.

See Notes to Financial Statements.

----------------------------------------------
THE EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
------------------------------------------

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 8, 1990, as a closed-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in European equity securities.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: All securities for which current market quotations are readily available are valued at the last sale price prior to the time of determination, or, if there is no sales price on such date, and if bid and ask quotations are available, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices, or, if quotations are not available, are valued as determined in good faith by the Board of Directors of the Fund. Short-term investments having a maturity of 60 days or less are valued at amortized cost. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend, and interest income is recorded on an accrual basis.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts and transactions are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at a 10:00 a.m. midpoint rate of exchange on valuation date.

  (ii) purchases and sales of investment securities, income and expenses at the 10:00 a.m. midpoint rate of exchange prevailing on the respective dates of such transactions.

  The resultant exchange gains and losses are included in the Statement of Operations.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses include changes in the value of assets and liabilities other than investments in securities at fiscal year-end, resulting from changes in the exchange rate.

FOREIGN CURRENCY AS OF JUNE 30, 1999 CONSISTS OF:

                        UNITS       COST       VALUE
                      ---------  ----------  ----------
British Pound.......      9,207  $   14,774  $   14,514
Euro................  1,790,525   1,863,547   1,847,285
Swiss Franc.........     10,237       6,640       6,591
                      ---------  ----------  ----------
                      1,809,969  $1,884,961  $1,868,390
                      ---------  ----------  ----------
                      ---------  ----------  ----------

The Fund holds foreign currency in order to facilitate the purchases of foreign securities.

FORWARD CURRENCY EXCHANGE CONTRACTS: The Fund enters into forward currency exchange contracts to hedge certain purchase and sale commitments denominated in foreign currencies. The Fund may enter into forward currency exchange contracts to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of forward currency exchange contracts are recorded for book purposes as unrealized gains or losses by the Fund. If the Fund enters into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the forward currency contracts to sell and the forward currency contracts to buy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

TAXES: No provision has been made for United States Federal income taxes because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The Fund intends to distribute to shareholders annually by the end of January an amount equal to at least 7% of the Fund's net asset value determined as of the beginning of the previous calendar year. If, for any calendar year, the aggregate of net investment income and net realized capital gains (if any) is less than 7 % of the Fund's net asset value as of the beginning of that calendar year, the difference will be distributed from the Fund's paid-in surplus. Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES: The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2. TRANSACTIONS
WITH AFFILIATES AND
AGREEMENTS

The Fund has entered into Agreements with Mercury Asset Management International Channel Islands Ltd. (the "Investment Manager"), and Mercury Asset Management International Ltd. (the "Investment Adviser").

  The Investment Management Agreement provides that the Fund will pay the Investment Manager a fee, computed weekly and payable monthly, at the following rates: 0.75% of the Fund's average weekly net assets up to $250 million, and 0.65% of such assets in excess of $250 million. The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations from the Investment Adviser subject to the overall supervision of the Board of Directors. The Investment Manager pays a fee to the Investment Adviser for services rendered. The Investment Manager and Investment Adviser are subsidiaries of Mercury Asset Management Ltd, whose immediate parent is Mercury Asset Management Group Ltd. The ultimate parent of Mercury Asset Management Group Ltd. is Merrill Lynch & Co., Inc.

  The Fund has entered into an Administration Agreement with Princeton Administrators, L.P. ("Administrator"). The Administration Agreement provides that the Fund will pay the Administrator a fee at the annual rate of 0.25% of the Fund's average weekly net assets up to $200 million and 0.20% on such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing certain reports and documents required by laws and regulations, and provides the Fund with administrative office facilities. The Administrator is a wholly-owned affiliate of Merrill Lynch & Co., Inc.

  Certain directors and officers of the Fund are also directors and officers of either the Administrator, the Investment Manager, the Investment Adviser, and/or Mercury Asset Management Group Ltd.

NOTE 3. INVESTMENT
TRANSACTIONS

Purchases and sales of investment securities, other than U.S. government securities and short-term investments, for the six months ended June 30, 1999 were $45,277,536 and $48,002,614, respectively.

NOTE 4. CAPITAL

There are 100 million shares of $.001 par value common stock authorized. Of the 10,066,319 shares outstanding at June 30, 1999, Mercury Asset Management Ltd. owned 1,057 shares in respect of the Fund's initial seed capital and reinvested distributions.

NOTE 5. QUARTERLY RESULTS OF OPERATIONS*
(UNAUDITED)

                                                     NET REALIZED
                                                          AND
                                                      UNREALIZED
                                                        GAIN ON
                                                      INVESTMENTS
                                                      AND FOREIGN
                                          NET          CURRENCY
                       INVESTMENT     INVESTMENT        RELATED
                         INCOME      INCOME/(LOSS)   TRANSACTIONS
                      -------------  -------------  ---------------
                               PER           PER              PER
QUARTER ENDED         TOTAL   SHARE  TOTAL  SHARE    TOTAL   SHARE
--------------------  ------  -----  -----  ------  -------  ------
March 31, 1997......  $  565  $0.06  $ (44) $ 0.00  $ 8,707  $ 0.86
June 30, 1997.......   1,922  0.19   1,303    0.12   10,616    1.06
September 30,
 1997...............     974  0.10     327    0.03   12,450    1.23
December 31, 1997...     582  0.06     (57)   0.00      538    0.05
                      ------  -----  -----  ------  -------  ------
Total...............  $4,043  $0.41  $1,529 $ 0.15  $32,311  $ 3.20
                      ------  -----  -----  ------  -------  ------
                      ------  -----  -----  ------  -------  ------
March 31, 1998......  $  754  $0.06  $ 228  $ 0.02  $36,547  $ 3.63
June 30, 1998.......   2,216  0.22   1,380    0.14    8,759    0.87
September 30,
 1998...............     657  0.07     (88)  (0.01) (43,935)  (4.36)
December 31, 1998...     575  0.06     (93)  (0.01)  37,444    3.72
                      ------  -----  -----  ------  -------  ------
                      $4,202  $0.41  $1,427 $ 0.14  $38,815  $ 3.86
                      ------  -----  -----  ------  -------  ------
                      ------  -----  -----  ------  -------  ------
March 31, 1999        $  535  $0.05  $(111) $(0.01) $(1,764) $(0.17)
June 30, 1999          1,623  0.16     996    0.10   (2,373)  (0.24)
                      ------  -----  -----  ------  -------  ------
                      $2,158  $0.21  $ 885  $ 0.09  $(4,137) $(0.41)
                      ------  -----  -----  ------  -------  ------
                      ------  -----  -----  ------  -------  ------

--------------------------

* Totals expressed in thousands of dollars except per share amounts.

NOTE 6. PER SHARE
SELECTED QUARTERLY
FINANCIAL DATA
(UNAUDITED)

                     NET ASSET           MARKET
                       VALUE             PRICE*
                    ------------   ------------------
QUARTER ENDED        HIGH  LOW      HIGH        LOW      VOLUME**
--------------------------------   -------    -------    --------
March 31, 1997...... $18.90 $18.17 $17 3/8    $15 1/4       1,331
June 30, 1997.......  20.35  18.40  17 3/4     15 5/8       1,084
September 30,
 1997...............  21.51  19.80  19 1/8     16 1/4       1,142
December 31, 1997...  21.81  18.47  18 1/4     15 1/2       1,472
March 31, 1998......  22.74  18.75  20 3/4     16           1,557
June 30, 1998.......  24.49  22.95  22 5/8     19 7/8       1,420
September 30,
 1998...............  25.19  19.75  23 3/8     15 3/16      1,949
December 31, 1998...  22.58  18.17  20 7/16    15 1/16      1,417
March 31, 1999......  20.79  18.77  21 3/8     16 1/2       1,851
June 30, 1999.......  19.91  18.81  17 15/16   16 1/4       1,131

--------------------------
 * Based on closing prices as reported on the New York Stock Exchange.

** In thousands.

                                 PROXY RESULTS

On June 15, 1999, The Europe Fund, Inc. shareholders voted on the following proposals at the annual shareholders' meeting. The description of the proposals and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------
                                                                                      SHARES         SHARES
                                                                                       VOTED     WITHHELD/ VOTED
                                                                                        FOR          AGAINST
----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of
   Directors:                             George F. Bennett.......................   8,046,554         98,500
                                          Sir Arthur Bryan........................   8,047,823         97,231
                                          Peter Stormonth Darling.................   8,024,087        120,967
                                          Leon Levy...............................   8,046,503         98,551
                                          J. Murray Logan.........................   8,056,659         88,395
                                          James S. Martin.........................   8,024,880        120,174
                                          Francois-Xavier Ortoli..................   8,018,451        126,603
                                          Anthony M. Solomon......................   8,048,273         96,781

-------------------------------------------------------------------------------------------------------------------
                                                                          SHARES
                                                                           VOTED     SHARES VOTED       SHARES
                                                                            FOR         AGAINST       ABSTAINING
-------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP as
  the Fund's independent auditors.....................................  8,072,408         17,485          55,160
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------

DIRECTORS AND OFFICERS

  ANTHONY M. SOLOMON, Chairman of the Board and Director
  GEORGE F. BENNETT, Director
* SIR ARTHUR BRYAN, Director
  PETER STORMONTH DARLING, Director
  LEON N. LEVY, Director
* J. MURRAY LOGAN, Director
* JAMES S. MARTIN, Director
  FRANCOIS-XAVIER ORTOLI, Director
  STEPHEN M. M. MILLER, President
  STEVEN W. GOLANN, Vice President
  DONALD C. BURKE, Treasurer
  RITA J. KLEINMAN, Secretary

* Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares or any securities mentioned in this report.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments and the size of the Fund.

The accompanying financial statements as of June 30, 1999 were not audited and accordingly, no opinion is expressed on them.

------------------------------------------------

EXECUTIVE OFFICES--
800 Scudders Mill Road
Plainsboro, New Jersey 08536
(For latest net asset value and requests for Fund Reports, please call 1-800-543-6217 or 1-609-282-4600.)
INVESTMENT MANAGER--
Mercury Asset Management International Channel Islands Ltd.
Forum House
Grenville Street
St. Helier, Jersey
Channel Islands
INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England
ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095
CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium
TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286
LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                ------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                  -------------------------------------------

THE FUND

  The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., relying on investment advice from Mercury Asset Management International Ltd. (Regulated by IMRO and the US Securities and Exchange Commission.)

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Net asset value (NAV) and market price information about the Fund's shares are published weekly in THE WALL STREET JOURNAL and THE NEW YORK TIMES and other newspapers in a table called "Closed End Funds," and are also available on Reuters under "MAMINDEX." Daily NAV and market price information is available on the internet at www.wsj.com.

  The quarterly newsletter entitled "The Closed End Fund Focus" will no longer be published in a printed format. An abbreviated version, providing information only pertaining to THE EUROPE FUND, INC., may be available via e-mail, depending upon demand. Those interested in receiving the newsletter in this manner should forward their e-mail address with "Closed End Fund Focus" in the subject line to Ms. Michelle Lau of Princeton Administrators, L.P. at: Michelle_Lau@ml.com.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY

  A Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

  All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.
TRANSFER AGENT:
The Bank of New York
Telephone Inquiries: 1-800-432-8224
Address Shareholder Inquiries to:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286
Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                                     [LOGO]
                             THE EUROPE FUND, INC.
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999